UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2010
SMART MODULAR TECHNOLOGIES (WWH), INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-51771	20-2509518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39870 Eureka Drive Newark, CA	94560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 623-1231
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director
(b) On June 14, 2010, Dr. C.S. Park notified SMART Modular Technologies (WWH) Inc. (the “Company”) that he is resigning from the Company’s Board of Directors effective July 29, 2010. The resignation was not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices. Dr. Park was not asked to resign or removed for cause from the Company’s Board. See the Company’s press release attached as Exhibit 99.1 for additional information.
Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release issued by SMART Modular Technologies (WWH), Inc., dated June 17, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.
Date: June 17, 2010	By:	/S/ IAIN MACKENZIE
		Name:	Iain MacKenzie
		Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by SMART Modular Technologies (WWH), Inc., dated June 17, 2010